AMENDMENT NO. 1


         THIS AMENDMENT NO. 1, dated as of May 13, 1997 (the "Amendment") relating to the Credit Agreement referenced below, by and among GALEY & LORD INDUSTRIES, INC., a Delaware corporation, as borrower, GALEY & LORD, INC., a Delaware corporation, and certain subsidiaries and affiliates party to the Credit Agreement and identified on the signature pages hereto, the Lenders identified herein and FIRST UNION NATIONAL BANK OF NORTH CAROLINA., as Agent. Terms used but not otherwise defined shall have the meanings provided in the Credit Agreement.

                               W I T N E S S E T H

         WHEREAS, a $218 million credit facility has been extended to Galey & Lord Industries, Inc. pursuant to the terms of that Amended and Restated Credit Agreement dated as of June 4, 1996 (as amended and modified, the "Credit Agreement") among Galey & Lord Industries, Inc., as Borrower, Galey & Lord, Inc. and the other Guarantors and Lenders identified therein, and First Union National Bank of North Carolina, as Agent;

         WHEREAS, the Borrower plans to enter into a $65 million Qualified Securitization Transaction with The First National Bank of Chicago ("First Chicago");

         WHEREAS, the Company has requested certain modifications described herein in connection therewith; and

         WHEREAS, the Agent and the Lenders have consented to the requested modifications on the terms and conditions set forth herein;

         NOW, THEREFORE, IN CONSIDERATION of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         A. The Credit Agreement is amended and modified in the following respects:

                  1. The Agent and the Lenders hereby consent to the structure, terms and tenor of the proposed securitization transaction with First Chicago on the terms attached as Schedule 1 and agree to waive application of the provisions of Section 2.6(b) in connection with such securitization transaction; provided that immediately upon closing of the proposed securitization transaction:

                  (a) the Term Loan shall be paid in full ($34 million remaining outstanding on the date of this Amendment); and

                  (b) the aggregate Revolving Committed Amount shall be permanently reduced from ONE HUNDRED SEVENTY MILLION DOLLARS ($170,000,000) to ONE


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         HUNDRED FIFTY-FIVE MILLION DOLLARS ($155,000,000).

                  2. The following definitions in Section 1.1 are amended and modified to read as follows:

                  "Consolidated Debt Service": for any period, the sum of Consolidated Interest Expense plus current maturities of Funded Debt (excluding for purposes hereof payments or maturities relating to the Term Loan) and current maturities under Capital Leases as of the date of determination, for the Company and its Subsidiaries on a consolidated basis as determined in accordance with GAAP applied on a consistent basis. The applicable period shall be for eight (8) consecutive quarters ending as of the date of determination.

                  "Consolidated Net Income Available for Debt Service": for the applicable period ending as of the date of determination, the sum of Consolidated EBITDA minus cash taxes paid minus Capital Expenditures made or incurred minus Dividends, in each case for the Company and its Subsidiaries on a consolidated basis determined in accordance with GAAP applied on a consistent basis. Except as otherwise specified, the applicable period shall be for the eight (8) consecutive quarters ending as of the date of computation.

                  3. Section 5.9(b) regarding the ratio of Consolidated Funded Debt to Consolidated Total Capitalization is amended to read as follows:

                  (b) Consolidated Funded Debt to Consolidated Total Capitalization. There shall be maintained at all times a ratio of Consolidated Funded Debt to Consolidated Total Capitalization of not greater than:

                           Period

                  Closing Date through September 29, 1998              .70 : 1.0

                  September 30, 1998 and thereafter                    .65 : 1.0

                  4        Section 5.9(d) regarding Capital Expenditures is
deleted in its entirety and replaced with the following:

                  (d)      [Intentionally Omitted];

                  5        Section 6.5(a) is amended to delete the "and" at the
end of subsection (iv), replace the "." at the end subsection (v) with "; and" and to include an additional subsection (vi) to read as follows:

         (vi)     in connection with a Qualified Securitization Transaction.

         B. Except as modified hereby, all of the terms and provisions of the Credit Agreement (and Exhibits and Schedules) remain in full force and effect.


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         C.       The Company agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

         D. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         E. This Amendment, and the Credit Agreement as amended hereby, shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina.

                  [Remainder of Page Intentionally Left Blank]

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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                           GALEY & LORD INDUSTRIES, INC.,
                                    a Delaware corporation

                                    By: /s/ Michael R. Harmon
                                    Name: Michael R. Harmon
                                    Title: Executive Vice President


GUARANTORS:                         GALEY & LORD, INC.,
                                    a Delaware corporation

                                    By: /s/ Michael R. Harmon
                                    Name: Michael R. Harmon
                                    Title: Executive Vice President


                                    G&L SERVICE COMPANY, NORTH AMERICA, INC., a Delaware corporation

                                    By: /s/ Michael R. Harmon
                                    Name: Michael R. Harmon
                                    Title: Vice President


LENDERS:                            FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
--------                            as Agent and as a Lender

                                    By: /s/ Shannan S. Townsend
                                    Name: Shannan S. Townsend
                                    Title: Vice President

                                    THE FIRST NATIONAL BANK OF CHICAGO

                                    By: /s/ Courtenay R. Wood
                                    Name: Courtenay R. Wood
                                    Title: Vice President

                                    NATIONSBANK, N.A.

                                    By: /s/ Joseph R. Netzel
                                    Name: Joseph R. Netzel
                                    Title: Vice President


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                                    WACHOVIA BANK OF NORTH CAROLINA, N.A.

                                    By: /s/ W. S. Laight
                                    Name: W. S. Laight
                                    Title: Senior Vice President

                                    BANK OF AMERICA ILLINOIS

                                    By: /s/ Michael J. McKenney
                                    Name: Michael J. McKenney
                                    Title: Vice President

                                    CORESTATES BANK, N.A.

                                    By: /s/ James P. Richards
                                    Name: James P. Richards
                                    Title: Vice President

                                    CIBC INC.

                                    By: /s/ Roger Colden
                                    Name: Roger Colden
                                    Title: CIBC Wood Gundy Securities Corp.
                                       as Agent

                                    FLEET BANK, N.A.

                                    By: /s/ Tami Cohen
                                    Name: Tami Cohen
                                    Title: Vice President

                                    THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                      ATLANTA AGENCY

                                    By: /s/ Gary L. England
                                    Name: Gary L. England
                                    Title: Vice President & Manager

                                    BANK OF SCOTLAND

                                    By: /s/ Annie Chin Tat
                                    Name: Annie Chin Tat
                                    Title: Assistant Vice President



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                                    SUNTRUST BANK, ATLANTA

                                    By: /s/ Jeffrey D. Drucker
                                    Name: Jeffrey D. Drucker
                                    Title: Banking Officer

                                    By: /s/ Raymond B. King
                                    Name: Raymond B. King
                                    Title: Vice President